UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 12, 2021
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual general meeting of shareholders of Atlas Financial Holdings, Inc. (the "Corporation") was held July 12, 2021. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Corporation's 2021 Proxy Statement (the "Proxy Statement").

(1) The Directors of the Corporation were elected by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Ronald Konezny	2,223,200	268,490	3,429,543
Jordan Kupinsky	2,195,155	296,535	3,429,543
Walter Walker	2,346,805	144,885	3,429,543
Scott Wollney	2,421,910	69,780	3,429,543

(2) The shareholders approved, on an advisory basis, the executive compensation of the named executive officers as disclosed in the Proxy Statement, by the following vote:

FOR	1,612,191
AGAINST	204,454
ABSTAIN	675,045
BROKER NON-VOTES	3,429,543

(3) The shareholders determined, on an advisory basis, that the Corporation hold an advisory vote on executive compensation every year, by the following vote:

1 YEAR	2,182,888
2 YEARS	11,762
3 YEARS	191,062
ABSTAIN	105,978
BROKER NON-VOTES	3,429,543

The Corporation’s Board of Directors (the “Board”) has considered these results and determined that the Corporation will hold a non-binding advisory vote on executive compensation every year.

(4) The shareholders ratified the appointment of Baker Tilly US, LLP as the independent registered public accountant of the Corporation for the fiscal year ending December 31, 2021, by the following vote:

FOR	5,785,208
AGAINST	12,224
ABSTAIN	123,801

(5) The shareholders approved a special resolution to effect an amendment to Article SIX of the Corporation’s Memorandum of Association to increase the number of authorized ordinary shares as set out in the Proxy Statement from 266,666,667 to 800,000,001, by the following vote:

FOR	5,259,771
AGAINST	526,421
ABSTAIN	135,041
BROKER NON-VOTES	—

(6) The shareholders approved a special resolution to authorize the Board, in its discretion, to effect a share consolidation or reverse split of the Corporation’s authorized ordinary shares and restricted voting common shares at an exchange ratio of not less than 1-for-10 and not more than 1-for-50 at any time prior to the Corporation’s 2022 Annual General Meeting of Shareholders, with such reverse split to be effected at such time and date, if at all, as determined by our Board in its sole discretion, by the following vote:

FOR	5,346,926
AGAINST	433,508
ABSTAIN	140,799
BROKER NON-VOTES	—

(7) The shareholders approved a special resolution to effect an amendment to article 24 of the Corporation’s Articles of Association to permit the consolidation or division of share capital, the subdivision of existing shares, and the increase of share capital by an Ordinary Resolution in lieu of a Special Resolution as set out in the Proxy Statement, by the following vote:

FOR	5,307,670
AGAINST	603,464
ABSTAIN	10,099
BROKER NON-VOTES	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
July 14, 2021